ALLIANCE WORLD INCOME TRUST, INC.

ANNUAL REPORT
OCTOBER 31, 1996



LETTER TO SHAREHOLDERS                        ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

December 16, 1996

Dear Shareholder:

Slow worldwide economic growth, combined with extremely low inflation, have provided an attractive environment for global bond investments. In the non-dollar developed markets, fixed income returns have been very strong throughout the fiscal year. The dollar-denominated markets of Canada and Australia produced excellent returns, as did the higher yielding European markets of Italy, Spain and Sweden.

INVESTMENT RESULTS
In spite of sluggish domestic bond market returns, the emerging market and non-U.S. bond markets continued their strong performance over the past six months. Alliance World Income Trust was positioned to capitalize on gains in both of these sectors and posted good returns over the most recent reporting period. Low growth and inflation rates combined with dramatic fiscal tightening produced interest rate cuts and higher bond prices in both Canada and Australia. In Mexico, the economy continued to show impressive signs of growth, increasing investor confidence and producing strong gains in the bond market. For the six months ended October 31, 1996, World Income Trust returned 2.84% on a net asset value basis. For comparison, we have shown the performance for the short maturity U.S. government bond market, represented by the unmanaged Merrill Lynch (ML) 1-3 Year Government Bond Index, and for the Lipper Short World Multi-Market Income Funds Average, which reflects the performance of 35 funds. This peer group has generally similar investment objectives to World Income Trust, though investment policies for the various funds - particularly the average maturities of their portfolios - may differ significantly.


                                                          TOTAL RETURN
                                                  PERIOD ENDED OCTOBER 31, 1996
                                                      6 MONTHS    12 MONTHS
                                                     ----------  -----------
ALLIANCE WORLD INCOME TRUST                             2.84%       6.98%
MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX            3.75%       5.91%
LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE    5.20%       9.44%


TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES AS OF OCTOBER 31, 1996; ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3. THE MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX IS UNMANAGED.


As of October 31, 1996, the Fund's net assets were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY

COUNTRY               PORTFOLIO %
-------               -----------
U.S.                     78.5%
Mexico                    5.3%
Australia                 5.1%
New Zealand               4.9%
Canada                    3.3%
Czech Republic            2.9%


MARKET REVIEW
The Japanese economy produced what proved to be an unsustainably large growth rate of 12.2% in the first quarter of 1996. Growth has since slowed precipitously, and the Japanese authorities have continued their policy of leaving official interest rates at the extremely low level of 0.50%. To ensure that the Japanese economic recovery will be sustainable, authorities are willing to err on the cautious side, potentially leaving rates too low for too long. Two consequences have arisen in direct response to this policy of artificially low rates in Japan. First, the Japanese yen has continued to weaken, falling by another 8.5% over the past six months. Second, these low rates have created a large build-up of liquidity which has spilled over into the global markets, improving investment returns in many different asset classes.


1



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

The strong performance of both the Australian and Canadian markets has been most impressive given the relatively poor performance of the U.S. Treasury market. Historically, the Australian and Canadian markets have not performed well in an environment of low Treasury prices. However, lower growth and inflation rates combined with drastic fiscal tightening and improvements in their respective trade accounts have allowed for significant interest rate cuts in Australia and Canada, even though the U.S. Federal Reserve has not lowered U.S. rates at all. In fact, official rates in Canada are currently more than 2.0% below rates in the U.S. Given the high unemployment rates and large output gaps in these markets, we believe inflation will remain controlled. Therefore, Australian and Canadian securities should continue to outperform U.S. debt.

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. This has brought about a period of severe fiscal retrenchment in Europe, even though many of their economies remain sluggish. With fiscal policy so restrained, monetary policy, in the form of lower interest rates, has been the only macroeconomic tool authorities have to stimulate growth. This combination of tight fiscal policy and loose monetary policy has led to stronger bond markets and weaker currencies. The U.S. dollar has performed quite well against the core European currencies over the last six months and we anticipate a continuation of this for the foreseeable future.

As European nations get closer and closer to forming a single currency, their bond yields have begun to converge. We believe that monetary union will, in fact, take place over the next few years and that this convergence will continue. From time-to-time, market volatility is likely to lead to short-term divergence in European yield spreads, and we will look to opportunistically add to the portfolio's positions during these periods.

The Swiss economy continues to remain very weak. This has been caused, in part, by the tremendous overvaluation of the Swiss franc. In September, the Swiss National Bank cut their official discount rate to 1.0% in an attempt to weaken the franc and relieve the ailing Swiss economy. The interest rate cut has succeeded in reining in the franc, and the portfolio has benefited from this move. We have used the Swiss franc as a hedge currency versus our other European exposure, and will continue to do so as it provides a positive yield advantage and depreciation potential.

U.S. ECONOMIC OUTLOOK
Our outlook for the U.S. monetary policy is for unchanged rates over the coming six months. In non-dollar markets there could be some limited additional declines in official rates. Thus, for short-term investors, the U.S. market is likely to prove the most attractive over the near term, even though the domestic economic fundamentals continue to be the strongest of any country in the developed world. Our large position in the U.S. should remain intact.

Thank you for your continued interest and investment in Alliance World Income Trust. We look forward to reporting to you again on market activity and the Trust's investment results in coming periods.

Sincerely,

John D. Carifa
Chairman and President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES             ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

Alliance World Income Trust seeks the highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than one year. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 35% of its net assets in U.S. dollar-denominated securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1996

 . One Year             6.98%
 . Five Years           1.63%
 . Since Inception*     2.35%
 . SEC Yield**          4.85%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/90.
**   Yield is for the 30 days ended October 31, 1996.


3



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

ALLIANCE WORLD INCOME TRUST
GROWTH OF A $10,000 INVESTMENT:
12/31/90 TO 10/31/96

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

ML 1-3 YEAR GOVERNMENT INDEX

LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE

WORLD INCOME TRUST:  $11,451

12/31/90                   10/31/96


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Income Trust (from inception) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Results should not be considered representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-3 Year Government Index is composed of U.S. Government agency and Treasury securities with maturities of one to three years.

The Lipper Short World Multi-Market Income Funds Average reflects performance of 35 funds that invest in non-U.S. dollar and U.S. dollar debt instruments. The funds tracked by Lipper Analytical Services have generally similar investment objectives to Alliance World Income Trust, though some of the funds may have somewhat different investment policies.

When comparing Alliance World Income Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index.


World Income Trust
ML 1-3 Year Government Index
Lipper Short World Multi-Market Income Funds Average


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-5.1%
GOVERNMENT OBLIGATION-5.1%
Australian Treasury Bill
  7.46%, 11/07/96 (a) (b)
  (cost $2,272,134)                       AU$     2,875      $ 2,274,876

CANADA-3.3%
GOVERNMENT OBLIGATION-3.3%
Government of Canada Treasury Bill
  3.20%, 1/30/97 (b)
  (cost $1,479,633)                       CA$     2,000        1,480,040

CZECH REPUBLIC-2.9%
DEBT OBLIGATION-2.9%
International Bank For Reconstruction
  & Development 11.50%, 10/09/97
  (cost $1,302,750)                       CZK    35,000        1,302,583

MEXICO-5.3%
GOVERNMENT OBLIGATION-5.3%
Mexican Treasury Bill
  33.00%, 12/26/96 (a) (b)
  (cost $2,526,011)                       MXP    20,104        2,394,762

NEW ZEALAND-4.9%
GOVERNMENT OBLIGATION-4.9%
Government of New Zealand
  9.00%, 11/15/96 (a)
  (cost $2,017,222)                       NZ$     3,100        2,193,095

UNITED STATES-78.5%
GOVERNMENT OBLIGATIONS-60.0%
Federal Home Loan Mortgage Corp.
  Zero coupon, 11/12/96 (a)               US$    13,500       13,477,972
  Zero coupon, 11/20/96 (a)                      13,500       13,463,093
                                                             ------------
                                                              26,941,065

DEBT OBLIGATION-7.8%
SMM Trust Co., Ltd. FRN
  5.625%, 11/22/96 (a) (c)                        3,500        3,499,650

TIME DEPOSIT-10.7%
Societe Generale 5.65%, 11/01/96                  4,800        4,800,000
Total United States Securities
  (cost $35,243,165)                                          35,240,715

TOTAL INVESTMENTS-100.0%
  (cost $44,840,915)                                          44,886,071
Other assets less liabilities-0.0%                                 4,139

NET ASSETS-100%                                              $44,890,210


(a) Securities, or portion thereof, with an aggregate market value of $37,303,448 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

(c)  Stated interest rate in effect at October 31, 1996.

     Glossary:
     FRN - Floating Rate Note.

     See notes to financials.


5



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $44,840,915 )          $44,886,071
  Cash                                                                  77,795
  Interest receivable                                                  140,306
  Unrealized appreciation of forward exchange currency contracts        71,169
  Total assets                                                      45,175,341

LIABILITIES
  Dividend payable                                                      82,246
  Distribution fee payable                                              25,986
  Advisory fee payable                                                  18,461
  Payable for capital stock redeemed                                     2,510
  Accrued expenses                                                     155,928
  Total liabilities                                                    285,131

NET ASSETS                                                         $44,890,210

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    53,876
  Additional paid-in capital                                        49,249,103
  Distributions in excess of net investment income                    (348,274)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (4,183,063)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                        118,568
                                                                   $44,890,210

NET ASSET VALUE PER SHARE (based on 26,938,247 shares outstanding)       $1.67


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996                   ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $3,634,040

EXPENSES
  Advisory fee                                        $  316,077
  Distribution fee                                       437,644
  Administrative                                         143,138
  Custodian                                              100,803
  Audit and legal                                        100,056
  Transfer agency                                         52,232
  Registration                                            23,218
  Directors' fees                                         20,573
  Printing                                                 9,282
  Amortization of organization expenses                    2,103
  Miscellaneous                                            1,317
  Total expenses                                       1,206,443
  Less: Fees waived by Adviser and Distributor          (184,783)
  Net expenses                                                       1,021,660
  Net investment income                                              2,612,380

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                         (47,400)
  Net realized gain on foreign currency transactions                   522,607
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                        332,534
    Foreign currrency denominated assets and liabilities              (126,186)
  Net gain on investments and foreign currency transactions            681,555

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $3,293,935


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  2,612,380   $  4,487,361
  Net realized gain (loss) on investments and
    foreign currency transactions                       475,207    (11,249,384)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities         206,348        347,772
  Net increase (decrease) in net assets from
    operations                                        3,293,935     (6,414,251)

DIVIDENDS TO SHAREHOLDERS
  Net investment income                              (3,023,315)            -0-
  Tax return of capital                                      -0-    (4,174,324)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (11,158,351)   (36,943,380)
  Total decrease                                    (10,887,731)   (47,531,955)

NET ASSETS
  Beginning of year                                  55,777,941    103,309,896
  End of year (including undistributed net
    investment income of $345,602 at
    October 31, 1995)                              $ 44,890,210   $ 55,777,941


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $153,000 have been deferred and were amortized on a straight-line basis through December 1995.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATION OF NET ASSETS
As of October 31, 1996, the Fund reclassified certain components of net assets. The reclassification resulted in increases to additional paid-in capital, distributions in excess of net investment income, and accumulated net realized loss on investments and foreign currency transactions of $805,548, $282,941 and $522,607, respectively. These reclassifications were the result of permanent book to tax differences resulting primarily from foreign currency gains. Net assets were not affected by the change.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the year ended October 31, 1996, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $77,804.

Pursuant to the advisory agreement, the Fund paid $143,138 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $45,028 for the year ended October 31, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the year ended October 31, 1996, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $106,979. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


10



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

At October 31, 1996, the Fund had outstanding forward exchange currency contracts, as follows:

                                CONTRACT    VALUE ON     U.S. $    UNREALIZED
                                 AMOUNT   ORIGINATION   CURRENT   APPRECIATION
                                  (000)       DATE       VALUE   (DEPRECIATION)
                                --------  ----------- ---------- --------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks,
  expiring 1/27/97                4,387   $2,902,989  $2,913,873    $ 10,884

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars,
  expiring 11/07/96               2,800    2,222,080   2,218,506       3,574
Japanese Yen,
  expiring 11/07/96             185,000    1,666,667   1,626,607      40,060
New Zealand Dollars,
  expiring 11/15/96               3,100    2,174,340   2,190,176     (15,836)
Swiss Francs,
  expiring 01/06/97               3,776    3,042,784   3,010,297      32,487
                                                                    ---------
                                                                    $ 71,169


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1996.

At October 31, 1996, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $179,022 and gross unrealized depreciation of investments was $133,866, resulting in net unrealized appreciation of $45,156 (excluding foreign currency transactions).


11

NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1996 of $4,183,063 of which $4,135,663 expires in the year 2002, and $47,400 expires in 2003.

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold             592,826      1,085,952    $    987,152    $  1,896,175
Shares issued in
  reinvestment of
  dividends             798,519      1,306,475       1,327,317       2,239,687
Shares redeemed      (8,120,965)   (23,684,048)    (13,472,820)    (41,079,242)
Net decrease         (6,729,620)   (21,291,621)   $(11,158,351)   $(36,943,380)


12



FINANCIAL HIGHLIGHTS                          ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.66        $1.88        $1.90        $1.91        $1.98

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME                            .09(a)       .11(a)       .18          .22          .19
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .02         (.23)        (.12)        (.16)        (.17)
Net increase (decrease) in net asset
  value from operations                          .11         (.12)         .06          .06          .02

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income
  and other sources                             (.10)          -0-        (.05)        (.07)        (.09)
Tax return of capital                             -0-        (.10)        (.03)          -0-          -0-
Total dividends and distributions               (.10)        (.10)        (.08)        (.07)        (.09)
Net asset value, end of year                   $1.67        $1.66        $1.88        $1.90        $1.91

TOTAL RETURN:
Total investment return based on net
  asset value(b)                                6.98%       (6.35)%       3.27%        3.51%        1.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $44,890      $55,778     $103,310     $149,623     $318,716
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.10%        1.97%        1.70%        1.54%        1.59%
  Expenses, before waivers/reimbursements       2.48%        2.35%        2.08%        1.92%        1.87%
Net investment income                           5.37%        6.46%        3.96%        5.14%        7.21%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.


13



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLLIANCE WORLD INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Income Trust, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
New York, New York
December 12, 1996


14



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)-221-5692

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


15



ALLIANCE WORLD INCOME TRUST, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WITAR